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                                                                  EXHIBIT 10.20

                               PMSR FLOW AGREEMENT

    SELLER NAME:  BARNETT BANKS, INC.

    SELLER ADDRESS:  50 N. LAURA STREET, JACKSONVILLE, FLORIDA

    32202-3638

    TYPE OF BUSINESS ENTITY: BANK HOLDING COMPANY

    DATE OF AGREEMENT: MAY 31, 1996      SELLER CONTACT PERSON:  HINTON NOBLES
                                         PHONE NO: (904) 791-7741
                                         FAX NO:  (904) 791-5448


This PMSR Flow Agreement (the "PMSR Flow Agreement") is entered into as of the date shown above by and between the Buyer and the Seller and applies to any of the transactions described below.

                                    RECITALS.

1. The Seller, through its Affiliate Banks and/or other Affiliates, originates Mortgage Loans from time to time.

2. The Seller desires to sell to the Buyer the right, title, and interest in and to the Servicing Rights to certain Mortgage Loans on the terms and conditions set forth below in this PMSR Flow Agreement.

3. The Buyer desires to buy from the Seller the right, title, and interest in and to the Servicing Rights on the terms and conditions set forth below in this PMSR Flow Agreement.

IN CONSIDERATION of the mutual promises made in this PMSR Flow Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Buyer and the Seller agree as follows:

                                   ARTICLE 1.

                                  DEFINITIONS.

As used in this PMSR Flow Agreement, the following capitalized terms shall have the meanings given to them below:

1.1. "AFFILIATE" means an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, another entity. For purposes of this definition, "control", "controlled by", and "under common control with" means the direct or indirect possession of ordinary voting power to elect a majority of the board of directors or comparable body of an entity.

1.2. "AGENCY" means FHA, HUD, VA, a private mortgage insurance company, and/or the Seller, as applicable.

1.3. "BORROWER" means each obligor under a Mortgage Note.

1.4. "BUSINESS DAY" means any day other than a Saturday, Sunday, federal holiday, or any other day on which the Buyer or the Seller is not open for business.

1.5. "BUYDOWN" means any reduction in a Borrower's monthly Mortgage Loan payment required under a Mortgage Note or otherwise provided for in a related document. The funds for each Buydown must be deposited into Escrow Funds and used to supplement the Borrower's monthly Mortgage Loan payment.

1.6. "BUYER" means HomeSide Lending, Inc., a business corporation organized under the laws of the state of Florida and with its principal place of business at 7301 Baymeadows Way, Jacksonville, Florida 32256.

1.7. "ESCROW FUNDS" means those Mortgage Loan escrow/impound funds for taxes, insurance, assessments, ground rents, Buydowns and any other such amounts which were established at the Mortgage Loan closing and held by the Seller until such funds are transferred to the Buyer on the Sale Date.

1.8. "EXCLUDED MORTGAGE LOAN" A Mortgage Loan which is: (a) delinquent by three
(3) or more monthly payments as of the Sale Date, (b) in litigation as of the Sale Date which has a material adverse affect upon the value of the Servicing Rights, (c) in bankruptcy as of the Sale Date, (d) in foreclosure or subject to an assignment of deed in lieu of foreclosure as of the
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Sale Date, (e) paid in full within sixty (60) days after the Sale Date, or (f)
on a case-by-case basis, a HUD Repo or VA Vendee Mortgage Loan .

1.9. "FHA" means the Federal Housing Administration or any successor to the FHA.

1.10. "FLOOD SERVICE FEE" means a flood service fee paid by the Seller to the Flood Service Provider or the Buyer to obtain certain flood certification and "life of loan" tracking services for the Mortgage Loans.

1.14. "FLOOD SERVICE PROVIDER" means the company which provides a transferable flood certification and "life of loan" tracking service for the Mortgage Loans. The list of Flood Service Providers acceptable to the Buyer is set forth in EXHIBIT C to this PMSR Flow Agreement. The Flood Service Provider must guaranty the accuracy of the flood status determination and any future flood zone changes.

1.11. "GUIDE" means: (a) the HUD 4155.1 REV-4, Mortgage Credit Analysis for Mortgage Insurance on 1-to-4 Family Properties, HUD 4000.2 REV-2, Seller Handbook Application Through Insurance (Single Family), HUD 4000.4 REV-1, Single Family Direct Endorsement Program, HUD 4145.1 REV-2, Architectural Processing and Inspections For Home Mortgage Insurance, 4150.1 REV-1 Valuation Analysis for Home Mortgage Insurance, HUD 4060.1 REV-1, Seller Approval Handbook, (b) the VA Lender's Handbook, (c) the requirements of any private mortgage insurer, and/or
(d) the provisions of the Servicing Agreement relating to the servicing procedures to be followed by the Buyer.

1.12. "HUD" means the United States Department of Housing and Urban Development, or any successor to HUD.

1.13. "MANDATORY DELIVERY" means the required delivery of Servicing Rights by the Seller to the Buyer under the terms of this PMSR Flow Agreement. The delivery of Servicing Rights by the Seller and the acceptance of Servicing Rights by the Buyer are not optional unless this PMSR Flow Agreement is terminated in the manner set forth below. The Seller's failure to sell and deliver the Servicing Rights to the Buyer will be a breach of this PMSR Flow Agreement. Notwithstanding the above, nothing in this PMSR Agreement shall be deemed to limit any right which the Seller may have under the Operating Agreement to sell Servicing Rights to third parties.

1.14. "MARKETING AGREEMENT" means the Marketing Agreement to be entered into by and between HomeSide, Inc. and Barnett Banks, Inc. on or before the Closing Date and which will govern the terms under which the Buyer's mortgagors may be solicited for certain products and services.

1.15. "MORTGAGE" means a mortgage, deed of trust, or other such security instrument which is executed by a Mortgagor pledging the Mortgaged Property as security for repayment of a Mortgage Note.

1.16. "MORTGAGE DOCUMENTS" means all documents required by an Agency and/or the Seller to service a Mortgage Loan.

1.17. "MORTGAGE LOAN" means a residential mortgage loan originated by the Seller which is: (a) secured by a Mortgage, and (b) the subject of the Servicing Rights purchased by the Buyer.

1.18. "MORTGAGE NOTE" means the written promise of a Borrower to pay a sum of money in United States' dollars at a stated interest rate over a specified term, and which is secured by a Mortgage.

1.19. "MORTGAGED PROPERTY" means the real property, together with the one-to-four family dwelling and any other improvements situated on such real property, which have been pledged by a Mortgagor under a Mortgage as collateral to secure the obligation under a related Mortgage Note.

1.20. "MORTGAGOR" means each person who executes a Mortgage.

1.21. "OPERATING AGREEMENT" means the Operating Agreement entered into by and between the Buyer and the Seller pursuant to which this PMSR Flow Agreement is attached as EXHIBIT B.

1.22. "P & I" means principal and interest.

1.23. "PMSR FLOW AGREEMENT" has the meaning set forth in the recitals.

1.24. "PRIOR ORIGINATOR" means each entity which originated a Mortgage Loan relating to SECTION 4.5 below, other than the Seller.

1.25. "PURCHASE PRICE" means the purchase price for the Servicing Rights, as described in SECTION 4.1 and 4.5 below.

1.26. "PURCHASE PRICE PERCENTAGE" means the percentage set forth in EXHIBIT A to this PMSR Flow Agreement.

1.27. "SALE DATE" means the date on which the Buyer pays the Purchase Price to the Seller.

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1.28. "SELLER" means: (a) the entity defined as "Seller" above, and/or (b) any of its Affiliate banks.

1.29. "SERVICER" means the entity which is responsible for Servicing the Mortgage Loans.

1.30. "SERVICING" means the performance of Mortgage Loan servicing functions, including, but not limited to, (a) collecting and disbursing of funds held in trust to pay taxes, hazard insurance, mortgage insurance and other items as they become due, (b) collecting and remitting principal and interest payments to investors, and (c) resolving defaulted Mortgage Loans, in each case as set forth in the Servicing Agreement.

1.31. "SERVICING AGREEMENT" means the Mortgage Loan Servicing Agreement entered into by and between the Buyer and the Seller pursuant to which the Buyer agrees to service certain mortgage loans.

1.32. "SERVICING FEE" means the fee collected by the Servicer for Servicing the Mortgage Loans. The Servicing Fee shall be equal to the amount set forth in the Servicing Agreement.

1.33. "SERVICING FILE" means a file containing any and all documents required by an Agency and the Buyer to service Mortgage Loans on behalf of such Agency or the Seller.

1.34. "SERVICING RIGHTS" means the rights to service the Mortgage Loans and collect the Servicing Fees, late fees and certain other ancillary amounts relating to the Mortgage Loans, including, but not limited to, amounts contained in escrow accounts.

1.35. "T & I" means the taxes, insurance and any additional amount other than P&I which is held in Escrow Funds.

1.36. "TRETS" means Transamerica Real Estate Tax Service.

1.37. "TRETS FEE" means a tax service fee paid by the Seller to TRETS to obtain tax services from TRETS.

1.38. "VA" means the Department of Veterans Affairs or any successor to VA.

                                   ARTICLE 2.

           THE BUYER'S AND SELLER'S OBLIGATIONS BEFORE EACH SALE DATE.

The Buyer and the Seller shall comply with the following terms and conditions before each Sale Date.

2.1. CONSISTENT WITH THE SERVICING AGREEMENT.

All Mortgage Loans delivered to the Buyer will be consistent with the criteria set forth in the Servicing Agreement and the Operating Agreement.

2.2. AGENCY NOTIFICATION OF TRANSFER.

The Seller will, at its sole cost, notify the applicable Agency of the transfer of the Servicing Rights to the Buyer within the time period required by the applicable Agency.

2.3. BORROWER COMMUNICATIONS.

The Seller will give written notice to each Borrower of the transfer of the Servicing Rights to the Buyer in compliance with applicable law, including, but not limited to, the Real Estate Settlement Procedures Act and its implementing Regulation X.

2.4. FLOOD SERVICE COMMUNICATIONS WITH FLOOD SERVICE PROVIDER.

The Seller will give written notice to each Flood Service Provider of the transfer of Servicing Rights to the Buyer. Such notice may be satisfied by a "blanket" notification to each such Flood Service Provider. The Seller will provide any information required by such Flood Service Provider to effect the creation and/or transfer of "life of loan" tracking service to the Buyer.

2.5. TAX SERVICE COMMUNICATIONS WITH TRETS.

TRETS will provide all tax related services for the Mortgage Loans.

2.6. INSURANCE COMMUNICATIONS.

2.6.1. COMMERCIAL INSURANCE CARRIERS. The Seller will give written notice to each insurance carrier of the transfer of Servicing Rights to the Buyer. Such notice will include the following requests:

(a) Name the Buyer and its successors and assigns as an insured in the lender's policy of title insurance for the Mortgage Loan (unless the lender's policy of title

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insurance for the Mortgage Loan defines "insured" to include any owner of indebtedness secured by the insured Mortgage),

(b) Name the Buyer and its successors and assigns as an insured, and include a lender's loss payable endorsement, in the fire and extended coverage policy for the Mortgaged Property,

(c) Name the Buyer and its successors and assigns as an insured, and include a lender's loss payable endorsement, in the flood insurance policy and in the catastrophe insurance policy, if any, for the Mortgaged Property, and

(d) Name the Buyer and its successors and assigns as an insured, and include a lender's loss payable endorsement, in the private mortgage insurance policy for the Mortgage Loan.

The Buyer's Mortgage Loan numbers must be included as part of the information provided by the Seller to the insurance carrier under this SECTION 2.6.1.

2.6.2. FHA INSURANCE. The Seller will give notice to FHA of the transfer of the Servicing Rights to the Buyer in accordance with FHA guidelines.

2.7. NO OBLIGATION TO BUY.

Nothing in this PMSR Flow Agreement will be construed as obligating the Buyer to purchase any Servicing Rights if the Buyer, in good faith, determines that it is unable to service the related Mortgage Loan under the Servicing Agreement. The Seller shall consult with the Buyer before offering new Mortgage loan products to ensure that the Seller is able to service such Mortgage Loans. In such event, the Seller may sell such Servicing Rights to a Third Party.

2.8. SOLICITATION FOR REFINANCES.

The Seller's ability to solicit a Borrower for a refinancing is described in the Marketing Agreement.

2.9. ACCESS TO INFORMATION.

The Seller will give to the Buyer and its counsel, accountants, and other representatives reasonable access, upon reasonable prior notice, during normal business hours throughout the period before each Sale Date, to all of Seller's files, books and records relating to the Mortgage Loans, Servicing Rights and/or Escrow Funds.

                                   ARTICLE 3.

        THE BUYER'S AND SELLER'S OBLIGATIONS ON AND AFTER THE SALE DATE.

3.1. SELLER TRANSFERS SERVICING RIGHTS.

The Seller will transfer the applicable Servicing Rights to the Buyer on each Sale Date.

3.2. NO ASSIGNMENT OF SERVICING RIGHTS.

The Seller shall not be required to prepare and record assignments of lien. However, the Seller shall implement policies and procedures, and provide the Buyer with powers of attorney necessary to assist the Buyer in properly servicing the Mortgage Loans.

3.3. TRETS FEES.

For each Mortgage Loan, the Seller will pay any and all TRETS Fees, as negotiated by the Buyer with TRETS, for the "life of loan" transferable contracts. The Buyer will give the Seller written notice of any change to such TRETS Fees no later than sixty (60) days prior to the effective date of such change.

3.4. FLOOD CERTIFICATION FEES

For each Mortgage Loan, the Seller will transfer and assign a "life of loan" transferable flood tracking service contract to the Buyer.

3.5. MORTGAGE PAYMENTS RECEIVED AFTER SALE DATE.

With respect to Mortgage Loan payments accepted by the Seller at an Affiliate branch bank, the Seller shall ensure that each such payment is promptly delivered to the Buyer. If any such Affiliate branch bank misdirects such a payment, the Seller shall make the Buyer whole in the amount of any such misdirected payment. If the Buyer receives such misdirected payment, the Buyer will return such amount to the Seller.

3.6. SUPPLEMENTARY INFORMATION.

The Seller will give the Buyer any and all information which is reasonably necessary for the Buyer to Service the Mortgage Loans, and which is reasonably available to the Seller. The Seller shall provide such information to the Buyer no later than ten (10) Business Days after the Seller receives the Buyer's request for such information.

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                                   ARTICLE 4.

                               THE PURCHASE PRICE.

4.1. CALCULATING THE PURCHASE PRICE.

Except as described in SECTION 4.5 below, the Buyer will pay the Purchase Price to the Seller for the Servicing Rights in an amount equal to:

(a) the Purchase Price Percentage shown in EXHIBIT A to this PMSR Flow Agreement, as amended from time to time by the Buyer upon receipt of a revaluation by a third party mutually acceptable to the Buyer and the Seller,

(b) multiplied by the outstanding principal balance of the applicable Mortgage Loans as of the Sale Date, and

(c) adjusted in the manner set forth in EXHIBIT A to this PMSR Flow Agreement, as amended from time to time by the Buyer upon receipt of a revaluation by a third party mutually acceptable to the Buyer and the Seller.

If the Buyer uses the services of a third party other than BayView Financial Services for such revaluation, the Seller and the Buyer shall share the costs of such revaluation equally.

4.2. WHEN THE PURCHASE PRICE WILL BE PAID TO THE SELLER.

The Buyer will pay the Purchase Price to the Seller on the applicable Sale Date, which shall occur monthly. The Buyer shall work with the Seller to change the payment process and increase the frequency of Sale Dates. Upon completion of such change to the payment process, it is the parties' intent that a Sale Date shall occur no less frequently than once each week.

4.3. ADJUSTMENTS FOR MORTGAGE LOAN PAYOFFS.

If a Mortgage Loan, with the exception of an Excluded Mortgage Loan, is paid off within sixty (60) days after the Sale Date, the seller will reimburse the Purchase Price to the Seller.

4.4. CORRECTIONS.

If, within one hundred and eighty (180) days after the Sale Date: (i) the principal balance of any Mortgage Loan used in computing the amount of the Purchase Price were found to be incorrect, or (ii) any item described in EXHIBIT A or any other item which has a material affect upon the Purchase Price is found to be incorrect, the Purchase Price will be adjusted promptly, and adjustments will be made to the appropriate party.

4.5. MORTGAGE LOANS REPURCHASED FROM INVESTORS.

The parties acknowledge that, from time to time, the Seller may repurchase certain mortgage loans from investors and hold such mortgage loans in the Seller's portfolio. The Seller may sell the related Servicing Rights to the Buyer for a Purchase Price to be determined on a case-by-case basis

                                   ARTICLE 5.
                  REIMBURSEMENT FOR DELINQUENT MORTGAGE LOANS.

5.1 REASONS WHY.

The Seller will reimburse the Purchase Price to the Buyer if a Mortgage Loan becomes sixty (60) days or more delinquent during the first six (6) months following the first payment due to the Buyer after the related Sale Date and the Mortgage Loan subsequently goes into foreclosure within twelve (12) months following the first payment due to the Buyer.

5.2. REIMBURSEMENT AMOUNT.

If the Seller reimburses the Purchase Price to the Buyer, the Seller will pay to the Buyer an amount equal to:

(a) the then current unpaid principal balance of the Mortgage Loan,

(b) multiplied by the Purchase Price Percentage applicable to the Servicing Rights at the time the Buyer purchased such Servicing Rights.

5.3. TIMING FOR REIMBURSEMENT.

The Seller will complete each such reimbursement transaction no later than ten
(10) Business Days after the Seller has received notice of such reimbursement requirement from the Buyer.


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PSMR Agreement

                                   ARTICLE 6.
     SELLER'S REPRESENTATIONS AND WARRANTIES RELATING TO THE MORTGAGE LOANS.

The Seller represents and warrants to the Buyer with respect to each Mortgage Loan that, as of the Sale Date:

6.1. NOTE AND MORTGAGE ARE VALID OBLIGATIONS OF THE OBLIGORS.

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid, and binding obligation of the related Borrower and Mortgagor, enforceable in accordance with their terms, except as such enforceability may be limited by
(a) applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights or debtors' obligations from time to time in effect, and (b) the availability of the remedy of specific performance or injunctive relief or any other equitable remedy.

All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

6.2. LIENS FREE OF ENCUMBRANCE.

The Mortgage is a valid and existing lien on the Mortgaged Property described in the Mortgage, and the Mortgaged Property is free and clear of all encumbrances and liens which have or will have a material adverse affect on the value of the Servicing Rights.

6.3. LOANS SATISFY THE GUIDE.

Each Mortgage Loan satisfies the requirements and terms set forth in the applicable Guide in effect at the time the Servicing Rights are delivered to the Buyer. There is no circumstance or condition relating to a Mortgage Loan, the Mortgaged Property, the Mortgage Documents, the Borrower or the Borrower's credit standing that can reasonably be expected to cause an Agency to regard a Mortgage Loan as not eligible for insurance coverage or guaranty, as applicable.

6.4. NO PERSON OR MORTGAGE RELEASED.

No party to the Mortgage Note or Mortgage has been released in whole or in part from the Mortgage Note or the Mortgage, and no part of the Mortgaged Property has been released from the Mortgage.

6.5. NO TAX LIENS.

There was no delinquent tax or delinquent assessment lien against the Mortgaged Property at the time the related Mortgage Loan was closed or on the Sale Date. If the Seller receives knowledge of any such delinquency, the Seller must notify the Buyer within two (2) Business Days after obtaining such knowledge and cure such event within thirty (30) days after such notice.

6.6. SELLER HAS PAID ALL TAXES AND ASSESSMENTS.

The Seller has caused the settlement agent to pay all taxes, governmental assessments, all hazard insurance premiums, flood insurance premiums, mortgage insurance premiums, leasehold payments or ground rents which are due and payable as of the closing date.

6.7. NO DEFENSE TO PAYMENT.

The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

6.8. LOANS COMPLY WITH LAW.

Each Mortgage Loan application was taken and processed, and each Mortgage Loan was made in compliance in all material respects with all applicable local, state and federal laws, regulations, rules and orders, including without limitation; usury, the Equal Credit Opportunity Act and its implementing Regulation B, the Real Estate Settlement Procedures Act and its implementing Regulation X, the Financial Institutions Reform Recovery And Enforcement Act and its implementing regulations, Federal Deposit Insurance Corporation Improvement Act, the Truth-In-Lending Act and its implementing Regulation Z, the Fair Credit Reporting Act and any applicable state credit reporting laws, the Fair Debt Collection Practices Act, the Fair Housing Act, and Fair Lending Laws in all material respects, and consummation of the transactions contemplated

QUARTERLY BULK PURCHASE

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PMSR Agreements

hereby, by the Seller will not involve the violation in any material respect of any such laws.

6.9. ADEQUATE REMEDIES OF HOLDER.

Each Mortgage contains customary and enforceable provisions which give the holder of the Mortgage adequate rights and remedies to realize against the Mortgaged Property and to benefit from its security, including, but not limited to: (a) in the case of a Mortgage designated as a Deed of Trust, by trustee's sale; and (b) otherwise by foreclosure subject, in each case, to any limitations arising from any bankruptcy, insolvency or other similar laws for the benefit of debtors.

6.10. NO CONDEMNATION PROCEEDINGS.

There is no proceeding pending for the total or partial condemnation of the Mortgaged Property and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

6.11. PROCEEDS FULLY DISBURSED.

Except for Escrow Funds retained for completion of Mortgaged Property improvements, the proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any funds therefore have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans has been paid by the Seller or a Prior Originator.

6.12. ORIGINATION PRACTICES.

The origination practices used by the Seller or a Prior Originator for each Mortgage Loan have been in all respects legal, proper, prudent, customary in the mortgage servicing business, and in accordance with the applicable Agency's Guide. There are no deficiencies in any Escrow Funds and none of the Escrow Funds have been capitalized under any Mortgage or the related Mortgage Note.

6.13. HAZARD INSURANCE.

There is in force for each Mortgaged Property a hazard insurance policy which:
(a) is acceptable to the applicable Agency and reasonably acceptable to the Buyer, (b) contains a standard mortgagee clause, (c) insures against loss or damage by fire, all other hazards set forth in the standard extended coverage form of endorsement, and any other insurable risks against hazards required by the applicable Agency, (d) has been issued in an amount equal to at least the lesser of the outstanding principal balance of the Mortgage Loan or the full insurable value of the improvements to the Mortgaged Property, and (e) if required by the Flood Disaster Protection Act of 1973 and the National Flood Insurance Reform Act of 1994, a flood insurance policy in an amount representing coverage at least equal to the lesser of the outstanding principal balance of the Mortgage Loan or the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973 and the National Flood Insurance Reform Act of 1994. The improvements to the Mortgaged Property have not been affected in any substantial manner or suffered any material loss as a result of any fire, explosion, accident, strike, riot, war or act of God or the public enemy as of the Transfer Date, except as disclosed by the Seller to the Buyer in accordance with EXHIBIT B to this PMSR Flow Agreement. All such insurance policies remain in full force and effect.

6.14. SURVEYS AND FLOOD INSURANCE.

A survey, where required, has been made of the Mortgaged Property, and if in a flood zone A or V in a FEMA flood map area in a participating community, flood insurance has been provided. All of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property unless covered by title insurance and/or waivers.

6.15. PMI.

All Mortgage Loans with Escrow Funds relating to private mortgage insurance are evidenced by a private mortgage insurance policy. With respect to each such policy: (a) all provisions of such private mortgage insurance policy have been and are being complied with, (b) such policy is in full force and effect, and
(c) all premiums due under such policy have been paid by the Seller. Any Mortgage Loan subject to any such private mortgage insurance policy obligates the Borrower to maintain such private mortgage insurance policy and pay all such premiums and charges in


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
PMSR Agreements

connection therewith. Each private mortgage insurance company will be reasonably acceptable to the Buyer.

6.16. FHA INSURANCE AND VA GUARANTY.

Each Mortgage Loan to be insured by the FHA is eligible for FHA insurance, and the FHA insurance premiums which are due and payable for each such Mortgage Loan have been paid by the Seller. Each Mortgage Loan to be guaranteed by the VA is eligible for a VA guaranty.

6.17. MORTGAGED PROPERTY LOCATED IN THE U.S.

The Mortgaged Property is located in the continental United States or the State of Hawaii, and all such Mortgage Loans consist of a detached one-to-four family dwelling, a townhouse, or an individual condominium unit in a development or an individual unit in a planned unit development.

6.18. NO SUPERFUND SITE.

The Mortgaged Property is not located on a superfund site.

6.19. DOCUMENTS COMPLY WITH GUIDE.

The Mortgage Documents satisfy each of the requirements of the applicable Guide, and the Mortgage Documents have been duly executed and are in a form acceptable to the applicable Agency.

Each Mortgage Note, Mortgage and appraisal are on forms acceptable to the applicable Agency, and the Mortgage Loan was originated, serviced, and delivered, as applicable, in accordance with the applicable Guide.

6.20. SERVICING FILES.

All documents which are required to be in the Servicing File have been provided to the Buyer by the Seller in accordance with the applicable Agency's Guide.

6.21. MORTGAGED PROPERTY TAX IDENTIFICATION.

Each Mortgaged Property tax identifications and Mortgaged Property description is, in all material respects, accurate, complete and legally sufficient. Tax segregation, where required, has been completed.

6.22. ESCROW FUNDS.

There are Escrow Funds for each Mortgage Loan which is required by an applicable Agency to have Escrow Funds. All Escrow Funds (whether voluntary or required by an Agency or the Seller, have been created and maintained in compliance, in all material respects, with: (a) the applicable Guide, (b) the applicable Agency's requirements, (c) the Mortgage Documents, and (d) applicable laws, rules, regulations and orders. Each item contained within the Escrow Funds contains funds in the proper amount.

6.23. ESCROW ANALYSIS.

The Seller has complied with applicable laws, rules, regulations and orders, including, but not limited to, the Real Estate Settlement Procedures Act and its implementing Regulation X with respect to the establishment of Escrow Funds.

6.24. PLEDGED ACCOUNTS.

There are no pledged accounts relating to a Mortgage Loan which must be maintained or administered by the Buyer.

6.25. FLOOD CERTIFICATION AND TRACKING SERVICES.

Each Mortgage Loan has in full force and effect a transferable flood insurance certification and a "life of loan" tracking service contract, which contract is with a Flood Servicer Provider.

6.26. SELLER'S STATEMENTS ARE TRUE AND ACCURATE.

No representation, warranty or written statement made by the Seller in this PMSR Flow Agreement, or in any schedule, written statement or certificate given to the Buyer in connection with the transactions contemplated by this PMSR Flow Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements in this PMSR Flow Agreement or in any of such statements and certificates not misleading.

6.27. DISCLOSURE OF MORTGAGE LOAN ACCOUNT INFORMATION.

Except as otherwise indicated in writing to the Buyer prior to the date of this PMSR Flow Agreement, the Seller has not disclosed Mortgage Loan information, including, but not limited to, the names and addresses of the Mortgagors or the Borrowers, to any person or entity other than an Affiliate unless such disclosure was necessary to comply with an Agency Agreement

PMSR Agreement

or with applicable state or federal law, rule, regulation, or order. Notwithstanding the above, any disclosure of Mortgage Loan information to credit bureaus is governed by contracts that prohibit any person from directly or indirectly using such information for solicitation of the Mortgagors or Borrowers for financial, insurance and/or related services or products. To the extent that there are any inconsistencies between the provisions of this SECTION
6.26 and the provisions of the Marketing Agreement, the provisions of the Marketing Agreement shall control during the term of the Marketing Agreement. After the term of the Marketing Agreement, the Seller will not directly or indirectly solicit a refinance of any Mortgage Loan, nor will the Seller directly or indirectly assist or be employed by or participate with any other party in soliciting a refinance of a Mortgage Loan.

6.28. SELLER'S BOOKS AND RECORDS.

The Seller's books, records and accounts relating to the Mortgage Loans comply in all material respects with all applicable Agency requirements and the Guides.

6.29. SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940.

Each Mortgage Loan which is the subject of a Borrower's request for an adjustment under the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, is separately identified by the Seller in writing.

6.30. FRAUD.

No Mortgage Loan has been originated through any type of fraud or deceit.

6.31. SOCIAL SECURITY NUMBERS.

The Seller has complied with all Internal Revenue Service requirements relating to or arising out of the procurement of a Social Security number.

6.32. WARRANTIES SURVIVE.

The Seller agrees that all warranties and obligations under this PMSR Flow Agreement are perpetual and will survive the termination of this PMSR Flow Agreement.


                                   ARTICLE 7.
                     SELLER'S REPRESENTATIONS AND WARRANTIES
                        WITH RESPECT TO SERVICING RIGHTS.

The Seller represents and warrants to the Buyer with respect to the Servicing Rights that, as of each Sale Date:

7.1. GOOD AND MARKETABLE TITLE.

The Seller has good and marketable title to the Servicing Rights, and has the complete right and power to transfer the Servicing Rights to the Buyer, free and clear of all liens, claims, charges, defenses, offsets, and encumbrances, including, but not limited to, those of the Seller arising by, through, or under the Seller. The Seller is not obligated either contractually or otherwise to sell the Servicing Rights to any other person or entity.

7.2. NO ENCUMBRANCES.

Each transfer of the Servicing Rights by the Seller to the Buyer is free and clear of any and all adverse claims and encumbrances, and there is no existing assignment, sale or hypothecation thereof, except as contemplated by this PMSR Flow Agreement.

7.3. ALL REPORTS FILED.

The Seller has filed all reports required by all government agencies with jurisdiction over the Servicing Rights.

7.4. COMPLIANCE WITH CONTRACTS AND AGENCY AGREEMENTS.

The Seller has complied in all material respects with all of the terms and obligations of all contracts to which the Seller is a party, and with all applicable federal, state and local laws, regulations, rules and orders, in each case, which might materially and adversely affect any of the Servicing Rights and/or the Mortgage Loans. No event has occurred and is continuing which under the provisions of any Guide or any other document or agreement, but for the passage of time or the giving of notice, or both, would constitute an event of default by the Seller thereunder. The laws and regulations with which the Seller has complied in all material respects include, but are not limited to, all applicable Guides and Agency requirements. The Seller has not done or failed to do any act or thing which could reasonably be expected to materially and adversely affect the Servicing Rights.

                                                           PMSR Agreement

7.5. LITIGATION.

There is no litigation, proceeding or governmental investigation pending or threatened, and the Seller does not know of any facts which could reasonably be expected to result in any such litigation, proceeding or governmental investigation, or any order, injunction or decree outstanding which does or could reasonably be expected to materially and adversely affect any of the Servicing Rights.

7.6. COMPLIANCE WITH LAW AND AGENCY REQUIREMENTS.

The Seller has not violated any: (a) applicable law, regulation, rule or order,
(b) Guide, (c) Agency requirement, or (c) any other requirement of any governmental body which may materially affect any of the Servicing Rights.

7.7. WARRANTIES SURVIVE.

The Seller agrees that all warranties and obligations under this PMSR Flow Agreement are perpetual and will survive the termination of this PMSR Flow Agreement.


                                   ARTICLE 8.
                     MUTUAL REPRESENTATIONS AND WARRANTIES.

The Seller represents and warrants to the Buyer with respect to the following statements relating to the Seller, and the Buyer represents and warrants to the Seller with respect to the following statements relating to the Buyer, that as of the date of this PMSR Flow Agreement:

8.1. PARTY IS DULY ORGANIZED.

The Seller is a duly organized and validly existing bank holding company. The Seller's Affiliate banks are each duly organized and validly existing national banking associations organized under the laws of the United States. The Buyer is a duly organized and validly existing business corporation. Each is in good standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this PMSR Flow Agreement and any other agreements to which is a party and that are contemplated by this PMSR Flow Agreement.

8.2. AGREEMENT IS DULY AUTHORIZED.

It has all requisite power, authority and capacity to enter into this PMSR Flow Agreement and to perform the obligations required of it under this PMSR Flow Agreement. The execution and delivery of this PMSR Flow Agreement by it and the consummation of the transactions contemplated by this PMSR Flow Agreement by it, have been duly and validly authorized by all necessary action. This PMSR Flow Agreement constitutes its valid and legally binding agreement, enforceable in accordance with its terms, except as it may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights and by general equity principles, and no offset, counterclaim or defense exists to the full performance of this PMSR Flow Agreement by such party.

8.3. AGREEMENT DOES NOT VIOLATE ANY OTHER OBLIGATION.

Insofar as its capacity to carry out any obligation under this PMSR Flow Agreement is concerned, it is not in violation in any material respect of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation, and there is no such provision that materially and adversely affects its capacity to carry out such obligations. Its execution of, and performance pursuant to, this PMSR Flow Agreement will not result in such violation.

8.4. PARTY IS DULY LICENSED.

It holds the required licenses, is in good standing with applicable states and Agencies and is in compliance with all applicable state and federal laws governing the transfer and Servicing of Mortgage Loans transferred under this PMSR Flow Agreement.

8.5. WARRANTIES SURVIVE.

It agrees that all warranties and obligations under this PMSR Flow Agreement are perpetual and will survive the termination of this PMSR Flow Agreement.

                                                           PMSR Agreement
                                   ARTICLE 9.
                CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATIONS.

The Buyer's obligations under this PMSR Flow Agreement are subject to the satisfaction of each of the following conditions:

9.1. INSPECTION AND VERIFICATION.

Once each year, or twice each year "for cause", the Buyer may, upon reasonable prior notice during normal business hours inspect and review the Seller's books, records, accounts, quality control policies and procedures, and underwriting policies and procedures relating to the Mortgage Loans, but in no event more than two (2) such reviews each year. Such books, records, accounts, quality control policies and procedures and underwriting policies will be reasonably satisfactory to the Buyer.

9.2. CORRECT REPRESENTATIONS AND WARRANTIES .

Each of the Seller's representations and warranties under this PMSR Flow Agreement are true and correct in all material respects and remain true and correct in all material respects as of each Sale Date.

9.3. SELLER COMPLIES WITH EACH OBLIGATION.

As of each Sale Date, the Seller has complied in all material respects with each term, covenant, condition of this PMSR Flow Agreement applicable to the Seller as of such date.

9.4. REGULATORY APPROVALS.

The Seller will, at its sole expense, obtain any required approval of each Agency to transfer the Servicing Rights from the Seller to the Buyer under this PMSR Flow Agreement.

9.5. NO ACTIONS.

Through and including the Sale Date, there will not have been commenced or threatened any action, suit, or proceeding against the Seller, which could reasonably be expected to materially and adversely affect the Servicing Rights, the Mortgage Loans, the Escrow Funds, and/or the consummation of the transactions contemplated hereby.


                                   ARTICLE 10.
                CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATIONS.

The Seller's obligations under this PMSR Flow Agreement are subject to the satisfaction of each of the following conditions:

10.1. CORRECT REPRESENTATIONS AND WARRANTIES.

Each of the Buyer's representations and warranties under this PMSR Flow Agreement are true and correct in all material respects and remain true and correct in all material respects as of each Sale Date and each Sale Date.

10.2. BUYER COMPLIES WITH EACH OBLIGATION.

As of each Sale Date, the Buyer has complied in all material respects with each term, covenant, condition of this PMSR Flow Agreement applicable to the Buyer as of such date.

10.3. NO MATERIAL ADVERSE CHANGE.

There will not have been any material adverse change in the Buyer's relationship with, or authority from, an Agency.

10.4. NO ACTIONS.

Through and including the Sale Date, there will not have been commenced or threatened any action, suit, or proceeding against the Buyer, which could reasonably be expected to materially and adversely affect the Buyer's ability to consummate the transactions contemplated hereby.

10.5. SERVICING AGREEMENT.

The Servicing Agreement be in full force and effect and the representations and warranties of the Buyer in the Servicing Agreement shall be true and correct in all material respects.

                                                           PMSR Agreement
                                   ARTICLE 11.
                                 MISCELLANEOUS.

11.1. TERM OF THIS PMSR FLOW AGREEMENT.

This PMSR Flow Agreement will have the same term as set forth in SECTION 5.6 of the Operating Agreement, which SECTION 5.6 is incorporated herein by reference.

11.2. TERMINATION OF THIS PMSR FLOW AGREEMENT.

This Agreement shall be terminated only in accordance with the provisions of
SECTION 5.7 of the Operating Agreement.

11.3. FURTHER ASSURANCES.

The Buyer and the Seller will from time to time execute and promptly deliver to each other such documents, assignments, applications or other instruments necessary or reasonably proper or convenient to effectuate the assignments, transfers and other transactions contemplated by this PMSR Flow Agreement.

11.4. INDEMNIFICATION.

The Seller shall indemnify the Buyer and shall hold the Buyer harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Buyer may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any action at any time taken or omitted to be taken (a) by the Seller under or in connection with this PMSR Flow Agreement and/or any applicable Exhibit to the Agreement, including, without limitation, any failure by the Seller to observe and perform properly each and every covenant of this PMSR Flow Agreement and/or any applicable Exhibit to the Agreement, or (b) by the Buyer in reliance upon information provided to the Buyer by the Seller. Without limiting the above, the Seller shall indemnify the Buyer and shall hold the Buyer harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Buyer may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any Mortgage Loan or the Servicing Rights relating to such Mortgage Loan which result from:

(a) Any misrepresentation made by the Seller in this PMSR Flow Agreement

(b) Any breach by the Seller or Prior Originator of any of the Seller's representations or warranties under this PMSR Flow Agreement,

(c) Any act, or failure to act or perform any term, covenant, condition or obligation of the Seller under this PMSR Flow Agreement,

(d) Any defect in any Mortgage Loan existing as of the Sale Date,

(e) Errors in originating, closing, any Mortgage Loan prior to the Sale Date, including any improper act or failure to act when required to do so,

(f) The Seller's failure to: (i) allow the Buyer to inspect the Seller's records, (ii) comply with the terms and conditions of this PMSR Flow Agreement,
(iii) comply with the Buyer's reasonable instructions relating to the transfer of the Servicing Rights for the Mortgage Loans, (iv) give the Buyer accurate information relating to the Mortgage Loans when reasonably requested by the Buyer,

(g) Any Agency demand for indemnification relating to an error or omission of the Seller or Prior Originator,

(h) Any and all losses incurred as a result of the forfeiture of any Mortgaged Property to the United States under 21 U.S.C. Section 881 or to any other governmental entity, including, but not limited to, any state or municipality under any comparable state or local law by reason that: (i) the Mortgaged Property is proceeds traceable to an exchange for a controlled substance, (ii) the Mortgage Property was purchased with proceeds traceable to an exchange for a controlled substance, (iii) the Mortgaged Property was used and was intended to be used to facilitate the commission of a violation of 21 U.S.C. Section 841, and/or (iv) the Mortgaged Property was used in a manner violating a comparable state or local law, such that the Buyer cannot prevail in asserting an "innocent owner" defense due to the acts or omissions of the Seller or any Prior Originator of a Mortgage Loan,

(i) Any pattern or practice under which the Seller makes representations or promises to Mortgagors or Borrowers that Mortgage Loans could be refinanced at any time after the closing with any term or condition which is more favorable than the terms and conditions

                                                           PMSR Agreement

offered by the Buyer to members of the general public, and/or

(j) Any and all losses incurred as a result of a VA no bid or buydown in lieu of such no-bid for Mortgage Loans on which foreclosure action is commenced.

The Buyer shall indemnify the Seller and shall hold the Seller harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Seller may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any action at any time taken or omitted to be taken (a) by the Buyer under or in connection with this PMSR Flow Agreement and/or any applicable Exhibit to the Agreement, including, without limitation, any failure by the Buyer to observe and perform properly each and every covenant of this PMSR Flow Agreement and/or any applicable Exhibit to the Agreement, or (b) by the Seller in reliance upon information provided to the Seller by the Buyer. Without limiting the above, the Buyer shall indemnify the Seller and shall hold the Seller harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Seller may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any Mortgage Loan or the Servicing Rights relating to such Mortgage Loan which result from:

(a) Any misrepresentation made by the Buyer in this PMSR Flow Agreement,

(b) Any breach by the Buyer of any of the Buyer's representations or warranties under this PMSR Flow Agreement,

(c) Any act, or failure to act or perform any term, covenant, condition or obligation of the Buyer under this PMSR Flow Agreement,

11.5. POWER OF ATTORNEY.

The Seller irrevocably constitutes and appoints the Buyer and its duly authorized officers as the Seller's agent and attorney-in-fact coupled with an interest, to endorse checks and other instruments of payment with respect to the Mortgage Loans.

11.6. NOTICES.

All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid, to the parties at the following addresses:

If to Buyer, to:

Debra F. Watkins
Senior Vice President
HomeSide Lending, Inc.
7301 Baymeadows Way
Jacksonville, FL  32256

With a copy to:

Robert J. Jacobs
General Counsel
HomeSide Lending, Inc.
7301 Baymeadows Way
Jacksonville, FL  32256

If to Seller to:

Hinton Nobles
Barnett Banks, Inc.
50 N. Laura Street
Jacksonville, Florida 32202-3638

With a copy to:

Karen Lugar
Senior Counsel
Barnett Banks, Inc.
9000 Southside Boulevard, Building 700
Jacksonville, Florida 32256

or to such other address as the Buyer or the Seller will have specified in writing to the other.

11.7. EXHIBITS PART OF THIS PMSR FLOW AGREEMENT.

The Exhibits are incorporated by reference into this PMSR Flow Agreement, are made a part of this PMSR Flow Agreement, and will be binding on the Buyer and the Seller. The Exhibits to this PMSR Flow Agreement may not be amended or supplemented by the Buyer or the Seller without the prior written agreement of the other party.

11.8. ATTORNEYS' FEES AND COSTS.

If it is determined in a judicial proceeding that either party has failed under any provision of this PMSR Flow Agreement, and if either party will employ attorneys or incur other expenses for the enforcement, performance, or observance of the terms of this PMSR Flow Agreement, then said party, to the extent permitted by law, will be reimbursed by the

                                                                  PMSR Agreement

losing party, for reasonable attorneys' fees and other out-of-pocket expenses.

11.10. BROKER'S FEE.

Each of the Buyer and the Seller represents and warrants to each other that it :
(a) has made no agreement to pay any agent, finder, or broker or any other representative, any fee or commission in the nature of a finder's or originator's fee arising out of or in connection with the subject matter of this PMSR Flow Agreement, except as they have otherwise disclosed in writing, and (b) is liable for any and all such fees and commissions.

11.11. ASSIGNMENT AND DELEGATION.

No party may assign this PMSR Flow Agreement or delegate any of its functions hereunder to any other party without the prior written consent of Buyer or the respective Seller; provided, however, that either party may assign and/or delegate, in whole or in part, any of its rights under this PMSR Flow Agreement to any of its affiliates or subsidiaries without the prior written consent of the Buyer or the respective Seller.

11.12. AMENDMENT.

No amendment or modification to this PMSR Flow Agreement will be valid unless executed in writing by the Buyer and the Seller.

11.13. WAIVER.

No waiver of any right or obligation under this PMSR Flow Agreement by any party on any occasion will be deemed to operate as a waiver on any subsequent occasion.

11.14. PROVISIONS SEVERABLE.

If any provision of this PMSR Flow Agreement will be held to be void or unenforceable by any court of competent jurisdiction or any governmental regulatory agency, such provision will be considered by all parties to be severed from this PMSR Flow Agreement. All remaining provisions of this PMSR Flow Agreement will be considered by the parties to remain in full force and effect.

11.15. GOVERNING LAW.

This PMSR Flow Agreement is entered into in the state of Florida. Its construction and rights, remedies and obligations arising by, under, through, or on account of it will be governed by the laws of the State of Florida excluding its conflict of laws rules and will be deemed performable in the State of Florida.

11.16. NO AGENCY OR JOINT VENTURE CREATED.

This PMSR Flow Agreement will not be deemed to constitute the Buyer and the Seller as partners or joint venturers, nor will the Buyer or the Seller be deemed to constitute the other as its agent.

11.17. SUCCESSORS.

This PMSR Flow Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns. Nothing in this PMSR Flow Agreement expressed or implied is intended to confer on any person other that the parties hereto and their successors and assigns, any rights, obligations, remedies or liabilities.

11.18. FORCE MAJEURE.

No party shall be liable for delays or errors occurring by reason of circumstances beyond such party's control, including, without limitation, acts of civil, military, or banking authorities, national emergencies, labor difficulties, fire, flood or other catastrophes, acts of God, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply.

11.19. SECTION HEADINGS.

Section headings are intended only to assist in the organization of this PMSR Flow Agreement and do not in any way limit or otherwise define the rights and liabilities of the parties.

11.20. ENTIRE AGREEMENT.

This PMSR Flow Agreement and the Exhibits to this PMSR Flow Agreement constitute the entire agreement among the parties and supersede all other prior communications and understandings, written or oral, among the parties with respect to the subject matter of this PMSR Flow Agreement. There are no contemporaneous oral agreements.

11.21. COUNTERPARTS.

This PMSR Flow Agreement may be executed in multiple counterparts each of which will be deemed an original. Regardless of the number of counterparts, the total will constitute only one agreement.

                                                                  PMSR Agreement

11.22. PLURALS AND GENDER.

In construing the words of this PMSR Flow Agreement, plural constructions will include the singular, and singular constructions will include plural. No significance will be attached to whether a pronoun is masculine, feminine, or neuter.

IN WITNESS WHEREOF, the Buyer and the Seller, as of the day first set forth above, have caused their seals to be affixed on this instrument to be signed on their behalf by their duly authorized officers.

                                                                  PMSR Agreement

HOMESIDE LENDING, INC.

By: /s/ Joe K. Pickett
    ---------------------------------
    Joe K. Pickett
-------------------------------------
(Print Name)

Title: Chief Executive Officer
       ------------------------------

                                                           PMSR Agreement

BARNETT BANKS, INC.

By: /s/ Hinton F. Nobles, Jr.
    ---------------------------------

        Hinton F. Nobles, Jr.
-------------------------------------
(Print Name)

Title: Executive Vice President
       ------------------------------

                                                           PMSR Agreement

                                LIST OF EXHIBITS

EXHIBIT A            Purchase Price Percentage Schedule

EXHIBIT B            Transfer Instructions

EXHIBIT C            List of Flood Service Providers Acceptable to the Buyer

                                                             PMSR Agreement

                                    EXHIBIT A

                       PURCHASE PRICE PERCENTAGE SCHEDULE

I. PURCHASE PRICE PERCENTAGE TABLE FOR PORTFOLIO MORTGAGE LOANS PURCHASED ON A FLOW BASIS.


------------------------------------------------------------------------------------------------------------------------
                         PRODUCT TYPE                           ANNUAL        BASE RATE     BASE RATE     BASE RATE
                                                                SERVICING                                 [* ]%
                                                                                                          TO
                                                                FEE RATE      [* ]%         [* ]% TO      BASE RATE
                                                                              AND           BASE RATE     [* ]%
                                                                              UNDER
============================================================================================================================

A and A- 30-year conforming fixed rate                            [* ]%       [* ]%         [* ]%         [* ]%

A and A- 15-year conforming fixed rate                            [* ]%       [* ]%         [* ]%         [* ]%

A and A- conforming conventional ARM                              [* ]%       [* ]%         [* ]%         [* ]%

FHA 30-year fixed rate                                            [* ]%       [* ]%         [* ]%         [* ]%

FHA 15-year fixed rate                                            [* ]%       [* ]%         [* ]%         [* ]%

FHA ARM                                                           [* ]%       [* ]%         [* ]%         [* ]%

CRA low-to-moderate conventional 30-year fixed rate               [* ]%       [* ]%         [* ]%         [* ]%

CRA low-to-moderate conventional 15-year fixed rate               [* ]%       [* ]%         [* ]%         [* ]%

CRA low-to-moderate conventional ARM                              [* ]%       [* ]%         [* ]%         [* ]%

A and A- non-conforming conventional 30-year fixed rate           [* ]%       [* ]%         [* ]%         [* ]%

A and A- non-conforming conventional 15-year fixed rate           [* ]%       [* ]%         [* ]%         [* ]%

A and A- non-conforming conventional ARM                          [* ]%       [* ]%         [* ]%         [* ]%

A and A 7-year Balloons                                           [* ]%       [* ]%         [* ]%         [* ]%

A and A 5-year Balloons                                           [* ]%       [* ]%         [* ]%         [* ]%

Less than A- quality mortgage loans                                TBD         TBD           TBD           TBD

----------------------------------------------------------------------------------------------------------------------------

Unless otherwise specifically indicated, all Mortgage Loans described above are first Mortgage Loans.

------------------------
* Confidential treatment requested. Confidential portion has been filed separately with the Commission.

                                                                  PMSR AGREEMENT

                                    EXHIBIT A
                                    CONTINUED

II. ADJUSTMENTS TO THE PURCHASE PRICE.

-  Deduct [* ] basis points ([* ]%) for VA Mortgage Loans.
- Deduct [* ] basis points ([* ]%) for First-Lien Mortgage Loans w/o Escrow Funds for taxes and hazard insurance.
-  Deduct [* ] basis points ([* ]%) for Buydown Mortgage Loans.
-  Deduct [* ] dollar ($[* ]) TRETS fee for each Mortgage Loan.
- Add [* ] basis points ([* ]%) for 30 and 15-year fixed rate Mortgage Loans with original principal balances less than or equal to the applicable FNMA maximum loan amount and greater than or equal to $140,000.
- Add [* ] basis points ([* ]%) for 30 and 15-year fixed rate Mortgage Loans with original principal balances less than $140,000 and greater than or equal to $120,000.
-  Deduct [* ] basis points ([* ]%) for 30 and 15-year fixed rate Mortgage
   Loans with original principal balances less than $100,000 and greater than or equal to $80,000.
-  Deduct [* ] basis points ([* ]%) for 30 and 15-year fixed rate Mortgage
   Loans with original principal balances less than $80,000 and greater than or equal to $60,000.
-  Deduct [* ] basis points ([* ]%) for 30 and 15-year fixed rate Mortgage
   Loans with original principal balances less than $60,000 and greater than or equal to $50,000.
-  Deduct [* ] basis points ([* ]%) for 30 and 15-year fixed rate Mortgage
   Loans with original principal balances less than $50,000 and greater than or equal to $40,000.
-  Deduct [* ] basis points ([* ]%) for 30 and 15-year fixed rate Mortgage
   Loans with original principal balances less than $40,000 and greater than or equal to $30,000.
- No servicing released premium to be paid for Mortgage Loans with original principal balance of $30,000 or less.


III. PRICING ASSUMPTIONS.

- Assumes fixed rate and ARM Mortgage Loan balance is $100,000 or greater.

- Assumes balloon Mortgage Loan balance is $60,000 or greater.

- Conforming Mortgage Loans are Mortgage Loans with a balance less than or equal to the then current applicable FNMA maximum loan amount.

- Non-conforming Mortgage Loans are Mortgage Loans with a balance greater than the then current applicable FNMA maximum loan amount.

------------------------
* Confidential treatment requested. Confidential portion has been filed separately with the Commission.